SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): August 21, 2002
                                                  ----------------


                            Advanced Photonix, Inc.
                           -------------------------
             (Exact Name of Registrant as specified in its Charter)



    Delaware                         1-11056                      33-0325836
   --------------------------------------------------------------------------
   (State or other jurisdiction    (Commission               (IRS Employer
         of incorporation)         File Number)            Identification No.)



          1240 Avenida Acaso, Camarillo, California         93012
          ---------------------------------------------------------
          (Address of Principal Executive Offices)       (ZIP Code)





                         Registrant's telephone number,
                      including area code: (805) 987-0146
                                           ---------------

Item 2.  Acquisition or Disposition of Assets.

(a) On August 21, 2002, Silicon Sensors, Inc., a wholly owned subsidiary of Advanced Photonix, Inc. ("API"), purchased the business and substantially all of the assets of Silicon Sensors, L.L.C., a privately owned manufacturer of optoelectric semiconductor based components, hybrid assemblies and other proprietary solid-state light and radiation detection devises. The purchase price was $1,700,000 in cash, plus the assumption of certain of Seller's liabilities, mainly accounts payable and accrued liabilities valued at approximately $264,000. This purchase price was determined through arm's-length negotiations between the parties. API used internally generated cash for this purchase.

(b) The principal assets owned by Seller are machinery and equipment used in the manufacture and assembly of optoelectric semiconductor based components, hybrid assemblies and other proprietary solid-state light and radiation detection devises. API intends to continue to use these assets for these purposes. Silicon Sensors is based on Dodgeville, Wisconsin.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements
     --------------------
(i) Financial Statements of Silicon Sensors, L.L.C. for the fiscal years ended September 30, 2001 and September 30, 2000 audited by Virchow, Krause & Company, LLP, Independent Certified Public Accountants.

(ii) Unaudited Financial Statements of Silicon Sensors, L.L.C. for the ten months ended July 31, 2002.

(b)  Pro Forma Information
     ---------------------
     Pro forma financial information relating to the acquired business will be filed by amendment.


(c)  Exhibits
     --------
Item Ref
in 17 CFR                                                               Exhibit
229.601(b)  Exhibit                                                      Number
----------  -------                                                     --------
2           Asset Purchase Agreement dated as of August 21, 2002, by        2.1
            and among API, Silicon Systems, Inc., Silicon Systems,
            L.L.C., Jack L. McCook and Paul L. Ludwig

10          Employment Agreement dated as of August 21, 2002 by and        10.1
                  between API and Paul D. Ludwig


23          Consent of Virchow, Krause & Company, LLP,  Independent        23.1
            Certified Public Accountants, to the filing of the Financial Statements of Silicon Systems, L.L.C. included herein

                                                                 [Item 7.(a)(i)]

                          INDEPENDENT AUDITORS' REPORT



Members
Silicon Sensors, LLC
Dodgeville, Wisconsin


We have audited the accompanying balance sheets of Silicon Sensors, LLC as of September 30, 2001 and 2000 and the related statements of income and members' equity and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silicon Sensors, LLC as of September 30, 2001 and 2000 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Virchow, Krause & Company, LLP
Madison, Wisconsin
October 24, 2001


                              SILICON SENSORS, LLC

                                 BALANCE SHEETS
                           September 30, 2001 and 2000

ASSETS                                                              2001                        2000
------                                                     ---------------------       ----------------------
CURRENT ASSETS
     Cash and cash equivalents                                       $  62,716                 $   45,632
     Accounts receivable                                               421,807                    526,866
     Inventories                                                       780,510                    719,600
     Member advances                                                    52,469                     42,300
     Other current assets                                               37,067                     25,379
                                                           ---------------------       ----------------------
          Total Current Assets                                       1,354,569                  1,359,777
                                                           ---------------------       ----------------------
EQUIPMENT AND FURNISHINGS
     Machinery and equipment                                         1,223,085                  1,055,471
     Office furnishings                                                221,911                    192,825
                                                           ---------------------       ----------------------
                                                                     1,444,996                  1,248,296
     Less:  Accumulated depreciation                                  (795,914)                  (578,794)
                                                           ---------------------       ----------------------
          Net Equipment and Furnishings                                649,082                    669,502
                                                           ---------------------       ----------------------
OTHER ASSETS, NET
     Non-compete agreement                                               5,210                     83,961
     Other                                                               6,000                      8,988
                                                           ---------------------       ----------------------
          Total Other Assets                                            11,210                     92,949
                                                           ---------------------       ----------------------

TOTAL ASSETS                                                       $ 2,014,861                $ 2,122,228
                                                           =====================       ======================

LIABILITIES AND MEMBERS' EQUITY
-------------------------------
CURRENT LIABILITIES
     Accounts payable                                               $  122,303                 $  166,351
     Accrued expenses                                                  178,029                    142,859
     Current maturities of debt                                        387,971                    505,473
                                                           ---------------------       ----------------------
          Total Current Liabilities                                    688,302                    814,683

LONG-TERM LIABILITIES                                                  711,686                    773,377
                                                           ---------------------       ----------------------

          Total Liabilities                                          1,399,988                  1,588,060

MEMBERS' EQUITY                                                        614,873                    534,168
                                                           ---------------------       ----------------------

TOTAL LIABILITIES AND MEMBERS' EQUITY                              $ 2,014,861                $ 2,122,228
                                                           =====================       ======================
                 See accompanying notes to financial statements.


                              SILICON SENSORS, LLC

                    STATEMENTS OF INCOME AND MEMBERS' EQUITY
                     Years Ended September 30, 2001 and 2000


                                                                    2001                        2000
                                                           ---------------------       ----------------------
NET SALES                                                          $ 4,377,348                $ 3,559,471

COST OF GOODS SOLD                                                   3,023,849                  2,290,194
                                                           ---------------------       ----------------------
     Gross Profit                                                    1,353,499                  1,269,277
                                                           ---------------------       ----------------------
OPERATING EXPENSES
     Selling                                                           321,845                    341,021
     Engineering                                                       242,971                    301,579
     Administrative                                                    462,302                    474,334
                                                           ---------------------       ----------------------
          Total Operating Expenses                                   1,027,118                  1,116,934
                                                           ---------------------       ----------------------

          Income from Operations                                       326,381                    152,343
                                                           ---------------------       ----------------------
OTHER INCOME (EXPENSE)
     Interest expense                                                  (90,146)                  (104,527)
     Other income                                                        5,521                      1,132
                                                           ---------------------       ----------------------
           Net Other Expense                                           (84,625)                  (103,395)
                                                           ---------------------       ----------------------

               Income Before Cumulative Effect                         241,756                     48,948

Cumulative effect of a change in accounting principle                     --                      (38,317)
                                                           ---------------------       ----------------------

NET INCOME                                                          $  241,756                  $  10,631
                                                           =====================       ======================

MEMBERS' EQUITY - Beginning of Year                                 $  534,168                  $ 566,460
     Net income                                                        241,756                     10,631
     Members' distributions                                           (161,051)                   (42,923)
                                                           ---------------------       ----------------------

MEMBERS' EQUITY - END OF YEAR                                       $  614,873                  $ 534,168
                                                           =====================       ======================
                 See accompanying notes to financial statements.

                              SILICON SENSORS, LLC

                            STATEMENTS OF CASH FLOWS
                     Years Ended September 30, 2001 and 2000
                                                                            2001                    2002
                                                                   -------------------       -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Cash received from customers                                       $ 4,487,930             $ 3,478,285
     Cash paid to suppliers and employees                                (3,805,583)             (3,245,028)
     Interest paid                                                          (94,471)               (105,653)
     Income taxes received (paid)                                           (33,847)                 25,632
                                                                   -------------------       -----------------
             Net Cash Flows From Operating Activities                       554,029                 153,236
                                                                   -------------------       -----------------
CASH FLOWS FROM INVESTING ACTIVITIES
     Capital expenditures                                                   (88,316)               (210,904)
     Proceeds from sale of assets                                               --                   13,198
                                                                   -------------------       -----------------
             Net Cash Flows from Investing Activities                       (88,316)               (197,706)
                                                                   -------------------       -----------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Net change in revolving credit facility                               (160,000)                185,000
     Payments on long-term debt                                            (167,802)               (153,817)
     Proceeds from long-term debt                                            40,224                  15,276
     Members' distributions                                                (161,051)                (42,923)
                                                                   -------------------       -----------------
             Net Cash Flows From Financing Activities                      (448,629)                  3,536
                                                                   -------------------       -----------------

     Net Change in Cash and Cash Equivalents                                 17,084                 (40,934)

CASH AND CASH EQUIVALENTS - Beginning of Year                                45,632                  86,566
                                                                   -------------------       -----------------

CASH AND CASH EQUIVALENTS - End of Year                                  $   62,716               $  45,632
                                                                   ===================       =================
RECONCILIATION OF NET INCOME TO NET CASH
   FLOWS FROM OPERATING ACTIVITIES
     Net income                                                          $  241,756               $  10,631
     Adjustments to reconcile net income to net cash
       flows from operating activities
          Noncash items included in income
               Depreciation                                                 295,871                 261,917
          Nonoperational items included in income
               Loss (gain) on asset disposal                                    --                   (1,082)
               Change in accounting principle                                   --                   38,317
     Changes in noncash components of working capital
          Accounts receivable                                               105,059                 (98,906)
          Other receivables                                                  (7,182)                    --
          Inventories                                                       (60,909)               (172,519)
          Other current assets                                              (11,688)                 18,812
          Accounts payable and other current liabilities                     (8,878)                 96,066
                                                                   -------------------       -----------------

NET CASH FLOWS FROM OPERATING ACTIVITIES                              $     554,029               $ 153,236
                                                                   ===================       =================
                 See accompanying notes to financial statements.

                              SILICON SENSORS, LLC

                         NOTES TO FINANCIAL STATEMENTS
                          September 30, 2001 and 2000



NOTE 1 - ORGANIZATION AND BUSINESS

Nature of Operations
--------------------
Silicon  Sensors,  LLC,  a  limited  liability  company,   manufactures  silicon
photodiodes and optical assemblies. Sales are to customers in the United States, Europe and Japan.


NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents
-------------------------
The company defines cash and cash equivalents as highly liquid, short-term investments with a maturity at the date of acquisition of three months or less.

Accounts Receivable
-------------------
The company grants credit to customers, most of which are located in the United States, Europe and Japan. No allowance for doubtful accounts is considered necessary.

Inventories
-----------
Inventories are valued at lower of cost using the first-in, first-out (FIFO) method or market. Work in process includes the cost of materials, labor, and overhead.

Equipment and Furnishings
-------------------------
Equipment and furnishings are recorded at cost. Depreciation is provided using the straight-line method. Expenditures for maintenance and repairs are expensed as incurred. Estimated useful lives are as follows:
                                                    Years
                                                    -----
                Machinery and equipment             2 -10
                Office furnishings                  3 - 7

Other Assets, Net
-----------------
Organization costs and amounts paid to the former owner of the business under a non-compete agreement are being amortized using the straight-line method over five years, commencing November 4, 1996. Accumulated amortization as of September 30, 2001 is $344,790. (See Note 12)

Income Taxes
------------
The company is not a tax paying entity; thus there is no provision for federal or state income taxes recorded in the financial statements. The income of the company is allocated to the income interest members in accordance with the terms of the company's operating agreement and reported on their respective income tax returns.

Because the company has a September 30 year end date, it is required to deposit, with the Internal Revenue Service, an amount equal to 25% of the prior year taxable income extended times the maximum federal income tax rate. Other current assets at September 30, 2001, include $33,847 of a prepaid income tax deposit.

Estimates
---------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification
----------------
For comparability, certain 2000 amounts have been reclassified to conform with classifications adopted in 2001.


NOTE 3 - INVENTORIES

Inventories consist of the following at September 30:


                                         2001             2000
                                     ------------     ------------
         Raw materials                 $607,151         $545,194
         Work in process                 77,831           68,569
         Finished goods                  95,528          105,837
                                     ------------     ------------
         Total Inventories             $780,510         $719,600


NOTE 4 - DEBT AND LONG-TERM LIABILITIES

Notes payable and obligations at September 30 consist of the following:

                                             2001             2000
                                         ------------     ------------
Revolving Credit Facility - Prime        $  175,000       $  335,000
Bank Term Loan - Prime less 1/2%            216,686          316,682
Installment Note                             53,781           15,276
Member Loan - Prime                          65,000           65,000
Subordinated Debt - 7.18%                   436,074          473,575
Deferred Payment-Interest Imputed at 9%     153,116           73,316
                                         ------------     ------------
  Total                                  $1,099,657       $1,278,849
     Less: Current portion                 (387,971)        (505,473)
                                         ------------     ------------
     Long-Term Portion                   $  711,686       $  773,376
                                         ============     ============

The company has a loan and security agreement with a bank which provides for a revolving credit facility and a term loan. Borrowings under each arrangement are secured by substantially all of the assets of the company and personally guaranteed up to $350,000 by the income interest members of the company. The agreements contain covenants with respect to the maintenance of certain financial ratios, additional borrowings, and capital expenditures.

The revolving credit facility matured October 1, 2000 and was renewed for a four month term as of that date. Borrowings under the agreement are limited to an amount equal to 80% of eligible accounts receivable plus 50% of eligible inventories, with a maximum amount of $1,000,000, and bear interest at the bank's prime rate.

The term loan is payable in monthly installments of $8,333 plus interest over seven years.

Installment note is payable in monthly installments over 5 years, interest at 3%.

Subordinated debt was negotiated in connection with the purchase of the business and is payable to the former owner (who is also a member of the company). The note is payable in quarterly installments of $17,627 through October, 2003 with a $341,272 balloon payment due November 4, 2003. The note is collateralized by substantially all of the assets of the company and is personally guaranteed by one of the income interest members. The note and any claims against the collateral are subordinated to amounts due and security interests under the bank loan and security agreement. Claims against the personal guarantee are also limited as long as there are balances outstanding under the bank loans.

Deferred payment represents an amount payable to the former owner of the business (who is also a member of the company) under an earn-out arrangement contained in the purchase agreement discounted at 9%. For each of the five twelve month periods ending October 31, 2001, the company is obligated to pay to the former owner an amount equal to 10% of sales for the period in excess of $3,000,000. Annual amounts earned under the arrangement are payable in three equal annual installments commencing in January of the succeeding year. The maximum amount which can be earned under this arrangement over the five-year period is $450,000.

Maturities on long-term liabilities for years ending after September 30, 2001 are as follows:
                    2002                   $  387,971
                    2003                      276,124
                    2004                      414,230
                    2005                       11,481
                    2006                        9,851
                                           ----------
                    Total                  $1,099,657


NOTE 5 - MEMBERS' EQUITY

The former owner of the business owns a 10% liquidation and voting interest in the company. Under the terms of the company's operating agreement, after November 1, 2001, this member may put his membership interest to the company for an amount equal to the greater of $350,000 or 10% of the then fair market value of the company. Upon the earlier to occur of the death of this member or the transfer of his interest, the company may, at its option, redeem such member's interest under equivalent terms. In either event, the amount payable is to be first reduced by any amounts paid, up to $350,000, to such member under the earn-out arrangement. (See Note 4)


NOTE 6 - PROFIT SHARING PLAN

The company has a qualified profit sharing plan with a 401(K) deferred compensation provision. The Plan covers all full-time employees who qualify as to age and length of service. Company contributions to the plan are made at the discretion of the managing members. Employees may also elect to make deferred income contributions to the Plan. There is no company matching requirement for such employee contributions. Profit sharing expense for the years ended September 30, 2001 and 2000 was $40,020 and $36,872.


NOTE 7 - COMMITMENTS

Operating Leases
----------------
The company leases its office and plant facility from a member of the business under a five year operating lease, which commenced November 4, 1996, at a monthly rental rate of $5,000. The lease provides two five-year renewal options and a right of first refusal to purchase the facility and certain adjacent land owned by the lessor. The company exercised a five-year renewal option during 2001. However, the company has the option to terminate the lease at any time after April 30, 2003.

Minimum  future  lease  payments  on this  lease at  September  30,  2001 are as follows:
                    2002                     $ 66,600
                    2003                       39,200
                                             --------
                    Total                    $105,800

Rent expense was $60,000 for the years ended September 30, 2001 and 2000. The company is responsible for the payment of property taxes, insurance, maintenance and utilities.

Effective December 13, 1999 the company entered into an automobile lease which extends to November 13, 2002, at a rate of $750 per month. Lease expense for the years ended September 30, 2001 and 2000 was $9,000 and $7,500, respectively.


NOTE 8 - RELATED PARTY TRANSACTIONS

Interest paid to members under the subordinated debt agreement and member loan totaled $41,837 for the year ended September 30, 2001 and $41,056 for the year ended September 30, 2000.

The company has a member advance of $52,300 and $41,000 at September 30, 2001 and 2000, respectively. The amount is classified as a current asset as no written agreement exists.


NOTE 9 - OTHER MATTERS

Major Customers
---------------
A substantial portion of the company's sales are to two customers. Sales to these customers totaled $2,068,000 during the year ended September 30, 2001 and $749,000 during the year ended September 30, 2000.

Major Vendors
-------------
Materials purchased from two major vendors totaled $244,000 during the year ended September 30, 2001 and $197,000 during the year ended September 30, 2000.


NOTE 10 - SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

A non-cash transaction recorded during the year ended September 30, 2001 resulted from the increase in the deferred payment under the earn-out arrangement of $110,899, which amount has been allocated to the cost of the assets acquired upon the purchase of the business.


NOTE 11 - CONCENTRATIONS OF CREDIT RISK

The company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The company has not experienced any losses in such accounts. The company believes it is not exposed to any significant credit risk.


NOTE 12 - CHANGE IN ACCOUNTING PRINCIPLE

During the year ended September 30, 2000, the company adopted SOP 98-5 Reporting on Costs of Start-up Activities, which requires start-up costs (including organization costs) to be expensed as incurred. The company wrote off organizational expenses of $38,317 as a result of this change.

                                                                [Item 7.(a)(ii)]


                               SILICON SENSORS LLC
                                  Balance Sheet
                                   (UNAUDITED)


                                                      At July 31st
ASSETS                                 ----------------------------------------
------                                        2002                     2001
CURRENT ASSETS                         ------------------     -----------------
   Cash                                $       7,043          $      26,352
   Accounts Receivable                       328,156                475,484
   Inventory                                 505,115                762,199
   Other Current Assets                       10,202                 13,984
                                       ------------------     -----------------
TOTAL CURRENT ASSETS                         850,516              1,278,019

EQUIPMENT & FURNISHINGS
   Equipment                               1,242,443              1,105,971
   Leasehold Improvements                      7,746                 12,245
   Office Furnishings                        222,276                208,083
                                       ------------------     -----------------
                                           1,472,465              1,326,299
     Less Accumulated Depreciation          (948,360)              (758,747)
                                       ------------------     -----------------
   Net Equipment & Furnishings               524,105                567,552

OTHER ASSETS                                   6,000                 24,335
                                       ------------------     -----------------
TOTAL ASSETS                           $   1,380,621          $   1,869,906
                                       ==================     =================

LIABILITIES AND EQUITY
----------------------
CURRENT LIABILITIES
   Accounts Payable                    $     127,921          $    169,077
   Accrued Expenses                          136,354               115,431
   Current Maturities on Debt                 49,713               137,500
                                       ------------------     -----------------
TOTAL CURRENT LIABILITIES                    313,988               422,008

LONG TERM LIABILITIES                        853,482               796,580
                                       ------------------     -----------------
   Total Liabilities                       1,167,470             1,218,588

MEMBERS' EQUITY                              213,151               651,318
                                       ------------------     -----------------
TOTAL LIABILITIES & EQUITY             $   1,380,621          $  1,869,906
                                       ==================     =================

                               SILICON SENSORS LLC
                                Income Statement
                                   (UNAUDITED)
                     For the Ten Months Ended July 31, 2002

                                                     YEAR TO DATE
                                       ----------------------------------------
                                             2002                  2001
                                       ------------------     -----------------

SALES                                  $   2,482,907          $   3,835,967

COST OF GOODS SOLD                         1,982,667              2,646,277
                                       ------------------     -----------------
GROSS PROFIT                                 500,240              1,189,690

OPERATING EXPENSES
  Selling                                    262,350                275,775
  Engineering                                176,203                205,764
  Administration                             346,947                387,754
                                       ------------------     -----------------
INCOME FROM OPERATIONS                      (285,260)               320,398

OTHER INCOME/(EXPENSE)                        38,789                  4,561
INTEREST EXPENSE                             (56,824)               (78,947)
ACQUISITION COSTS                           (113,542)                  -
                                       ------------------     -----------------

NET INCOME (LOSS)                      $    (416,836)         $     246,011
                                       ==================     =================

                               SILICON SENSORS LLC
                            Statements of Cash Flows
                                  (UNAUDITED)
                     For the Ten Months Ended July 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES
     Cash received from Customers                        $    2,619,030
     Cash paid to suppliers and employees                    (2,429,949)
     Interest paid                                              (62,346)
     Income taxes received (paid)                                33,847
                                                         ----------------------
          Net Cash Flows From Operating Activities              160,582
                                                         ----------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Capital Expenditures                                       (35,106)
     Proceeds from Sale of Fixed Asset                              200
                                                         ----------------------
          Net Cash Flows From Investing Activities              (34,906)
                                                         ----------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Net change in revolving credit facility                    125,000
     Payments on long-term debt                                (321,462)
     Proceeds from long-term debt                                   -
     Members' Equity                                            125,000
     Members' Distributions                                    (109,886)
                                                         ----------------------
          Net Cash Flows From Financing Activities             (181,348)
                                                         ----------------------

          Net Change in Cash and Cash Equivalents               (55,672)

CASH AND CASH EQUIVALENTS - Beginning of Year                    62,715
                                                         ----------------------
CASH AND CASH EQUIVALENTS - End of Year                  $        7,043
                                                         ======================

RECONCILIATION OF NET INCOME TO NET CASH FLOWS
  FROM OPERATING ACTIVITIES
    Net Income (Loss)                                    $     (416,836)
    Adjustments to reconcile net income
      to net cash flows from operating activities
        Noncash items included in income
          Depreciation                                          162,847
        Nonoperational items included in income
          Loss (gain) on asset disposal                           2,247
    Changes in noncash components of working capital
        Accounts receivable                                     136,124
        Other receivables                                        10,469
        Inventories                                             275,395
        Other current assets                                     26,392
        Accounts payable and other current liabilities          (36,056)
                                                         ----------------------
NET CASH FLOWS FROM OPERATING ACTIVITIES                 $      160,582
                                                         ======================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ADVANCED PHOTONIX, INC.



                                     By: /s/ Brock Koren
                                         ------------------------
                                         Brock Koren, President and Chief
                                           Executive Officer

Dated: September 3, 2002